INDEMNIFICATION AGREEMENT
THIS INDEMNIFICATION AGREEMENT (this “Agreement”) is made and entered into this ____ day of _________________, 2014, by and between Piper Jaffray Companies, a Delaware corporation (the “Company”), and _____________________________ (“Indemnitee”).
WHEREAS, it is essential to the Company and its mission to retain and attract as officers and directors the most capable persons available;
WHEREAS, Indemnitee is serving, or the Company has asked Indemnitee to serve, as an officer or director of the Company;
WHEREAS, both the Company and Indemnitee recognize the omnipresent risk of litigation and other claims that are routinely asserted against officers and directors of companies operating in the public arena in the current environment and the attendant costs of defending even wholly frivolous claims;
WHEREAS, it has become increasingly difficult to obtain insurance against the risk of personal liability of officers and directors on terms providing reasonable protection to the individual at reasonable cost to the companies;
WHEREAS, the certificate of incorporation and bylaws of the Company provide certain indemnification rights to the officers and directors of the Company, as provided by Delaware Law;
WHEREAS, in recognition of Indemnitee’s need for substantial protection against personal liability in order to enhance Indemnitee’s service to the Company in an effective manner, the increasing difficulty in obtaining and maintaining satisfactory insurance coverage, and Indemnitee’s reliance on assurance of indemnification, the Company wishes to provide in this Agreement for the indemnification of, and the advancing of expenses to, Indemnitee to the fullest extent permitted by Delaware Law (whether partial or complete) and as set forth in this Agreement, and, to the extent insurance is maintained, for the continued coverage of Indemnitee under the Company’s directors’ and officers’ liability insurance policies;
NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein, the parties hereto agree as follows:
1.    Certain Definitions.
(a)    “Board”: The Company’s Board of Directors.
(b)    “Change in Control”: Shall be deemed to occur only if a majority of the members of the Board shall not be (i) individuals elected as directors of the Company for whose election proxies shall have been solicited by the Board or (ii) individuals elected or appointed by the Board to fill vacancies on the Board caused by death or resignation (but not by removal) or to fill newly created directorships.
(c)    “Claim”: Any threatened, pending or completed action, suit or proceeding, whether instituted by or in the right of the Company or any other party, or any inquiry, hearing or investigation that Indemnitee in good faith believes might lead to the institution of any such action, suit or proceeding, in each case whether civil (including intentional and unintentional tort claims), criminal, administrative, arbitrative, investigative or other.

(d)    “Delaware Law”: The General Corporation Law of the State of Delaware and the judicial decisions thereunder and the judicial interpretations thereof.
(e)    “Disinterested Director”: A director of the Company who is not and was not a party to the Claim in respect of which indemnification is sought by Indemnitee.
(f)    “Exchange Act”: The United States Securities Exchange Act of 1934, as amended.
(g)    “Expenses”: Attorneys’ fees and all other costs, expenses and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in, any Claim relating to any Indemnifiable Event.
(h)    “Indemnifiable Event”: Any event or occurrence, whether occurring before, on or after the date of this Agreement, related to the fact that Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company, or is or was serving at the request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, or by reason of anything done or not done by Indemnitee in any such capacity.
(i)    “Independent Legal Counsel”: A law firm, a member of a law firm, or an independent practitioner that is experienced in matters of corporation law and that, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee’s rights under this Agreement.
(j)    “Reviewing Party”: The person or body selected in accordance with Section 9(b) to determine Indemnitee’s entitlement to indemnification under this Agreement.
2.    Basic Indemnification Arrangement.
(a)    In the event Indemnitee was, is or becomes a party to, or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim by reason of (or arising in part out of) an Indemnifiable Event, the Company shall indemnify Indemnitee to the fullest extent permitted by Delaware Law in effect as of the date of this Agreement or as subsequently amended to increase the scope of such permitted indemnification, as soon as practicable but in any event no later than 30 days after written demand is presented to the Company, against any and all Expenses, liabilities, losses, judgments, fines, penalties, ERISA excise taxes and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties or amounts paid in settlement) of such Claim (collectively, “Losses”).
(b)    If so requested in writing by Indemnitee, the Company shall advance (within 20 days of such request) any and all Expenses to Indemnitee as incurred (an “Expense Advance”). The obligation of the Company to make an Expense Advance shall be subject to the condition that, if Delaware Law requires, the payment of such Expenses in advance of the final disposition of a Claim shall be made only upon delivery to the Company of an undertaking by or on behalf of Indemnitee to repay all amounts so advanced if it shall ultimately be determined that Indemnitee is not entitled to be indemnified under this Agreement or otherwise. Indemnitee’s obligation to reimburse the Company shall be unsecured, and no interest shall be charged thereon.

3.    Partial Indemnity. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses or Losses claimed by Indemnitee but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.
4.    Exclusions from Indemnification. Notwithstanding anything in this Agreement to the contrary, the Company shall not be obligated to:
(a)    indemnify or advance funds to Indemnitee for Expenses or Losses with respect to proceedings initiated by Indemnitee, including any proceedings against the Company or its directors, officers, employees or other indemnitees and not by way of defense, except:
(i)    for proceedings referenced in Section 9(c) (unless a court of competent jurisdiction determines that each of the material assertions made by Indemnitee in such proceeding was not made in good faith or was frivolous); or
(ii)    where the Company has joined in or the Board has consented to the initiation of such proceedings;
(b)    indemnify Indemnitee if a final decision by a court of competent jurisdiction determines that such indemnification is prohibited by Delaware Law;
(c)    indemnify Indemnitee for the disgorgement of profits arising from the purchase or sale by Indemnitee of securities of the Company in violation of Section 16(b) of the Exchange Act or any similar successor statute; or
(d)    indemnify or advance funds to Indemnitee for Indemnitee’s reimbursement to the Company of any bonus or other incentive-based or equity-based compensation previously received by Indemnitee or payment of any profits realized by Indemnitee from the sale of securities of the Company, as required in each case under the Exchange Act (including any such reimbursements under Section 304 of the Sarbanes-Oxley Act of 2002 in connection with an accounting restatement of the Company or the payment to the Company of profits arising from the purchase or sale by Indemnitee of securities in violation of Section 306 of the Sarbanes-Oxley Act).
5.    Burden of Proof. In connection with any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.
6.    No Presumptions. For purposes of this Agreement, the termination of any Claim, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by Delaware Law. In addition, neither the failure of the Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by the Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under Delaware Law shall be a defense to Indemnitee’s claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief.
7.    Nonexclusivity; Subsequent Change in Law. The rights of Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the Company’s bylaws or certificate of incorporation, under Delaware Law or otherwise. To the extent that a change in Delaware Law (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Company’s bylaws and certificate of incorporation and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change.
8.    Liability Insurance. To the extent the Company maintains an insurance policy or policies providing directors’ and officers’ liability insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Company director or officer.
9.    Procedure upon Application for Indemnification.
(a)    In order to obtain indemnification under this Agreement, Indemnitee shall submit to the Company a written request therefor, including in such request such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification following the final disposition of the Claim.
(b)    Upon written request by Indemnitee for indemnification pursuant to Section 9(a), a determination, if required by Delaware Law, with respect to Indemnitee’s entitlement thereto shall be made as follows: (i) if requested by Indemnitee, by Independent Legal Counsel, or (ii) if no request is made by Indemnitee for a determination by Independent Legal Counsel, (A) by the Board by a majority vote of a quorum consisting of Disinterested Directors, or (B) if a quorum of the Board consisting of Disinterested Directors is not obtainable or, even if obtainable, such quorum of Disinterested Directors so directs, by Independent Legal Counsel in a written opinion to the Board, a copy of which shall be delivered to Indemnitee, or (C) if a quorum of Disinterested Directors so directs, by the stockholders of the Corporation. In the event the determination of entitlement to indemnification is to be made by Independent Legal Counsel at the request of Indemnitee, the Independent Legal Counsel shall be selected by the Board unless there shall have occurred within two years prior to the date of the commencement of the Claim for which indemnification is claimed a Change in Control, in which case the Independent Legal Counsel shall be selected by Indemnitee unless Indemnitee shall request that such selection be made by the Board. If it is so determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within 30 days after such determination.
(c)    If a claim under this Section 9 is not paid in full by the Company within 30 days after a written claim pursuant to Section 9(a) has been received by the Company, Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim and, if successful in whole or in part, Indemnitee shall be entitled to be paid also the Expenses of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for Expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Company) that Indemnitee has not met the standard of conduct which makes it permissible under Delaware

Law for the Company to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Company. Neither the failure of the Reviewing Party to have made a determination prior to the commencement of such action that indemnification of Indemnitee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Delaware Law, nor an actual determination by the Reviewing Party that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct.
10.    Defense of Claims. The Company shall be entitled to participate in the defense of any Claim relating to an Indemnifiable Event at its own expense and, except as otherwise provided below, to the extent the Company so wishes, it may assume the defense thereof with counsel reasonably satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election to assume the defense of any such Claim, the Company shall not be liable to Indemnitee under this Agreement or otherwise for any Expenses subsequently directly incurred by Indemnitee in connection with Indemnitee’s defense of such Claim other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ his or her own legal counsel in such Claim, but all Expenses related to such counsel incurred after notice from the Company of its assumption of the defense shall be at Indemnitee’s own expense; provided, however, that if (i) Indemnitee’s employment of his or her own legal counsel has been authorized by the Company, (ii) Indemnitee has reasonably determined that there may be a conflict of interest between Indemnitee and the Company in the defense of such Claim, (iii) after a Change in Control, Indemnitee’s employment of his or her own counsel has been approved by the Independent Legal Counsel, or (iv) the Company shall not in fact have employed counsel to assume the defense of such Claim, then Indemnitee shall be entitled to retain his or her own separate counsel (but not more than one law firm plus, if applicable, local counsel in respect of any such Claim), and all Expenses related to such separate counsel shall be borne by the Company.
11.    Settlement of Claims. The Company shall not be liable to Indemnitee under this Agreement for any amounts paid in settlement of any threatened or pending Claim related to an Indemnifiable Event effected without the Company’s prior written consent, which shall not be unreasonably withheld; provided, however, that if a Change in Control has occurred, the Company shall be liable for indemnification of Indemnitee for amounts paid in settlement if an Independent Legal Counsel has approved the settlement. The Company shall not settle any Claim related to an Indemnifiable Event in any manner that would impose any liabilities or obligations on Indemnitee without Indemnitee's prior written consent.
12.    Amendments; Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.
13.    Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.
14.    No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any Claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, bylaw or otherwise) of the amounts otherwise indemnifiable hereunder.

15.    Binding Effect. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company), assigns, spouses, heirs, executors and personal and legal representatives. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a director, officer, employee, agent or fiduciary of the Company or of any other enterprise at the Company’s request.
16.    Severability. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable in any respect, and the validity and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired and shall remain enforceable to the fullest extent permitted by Delaware Law.
17.    Effective Date. This Agreement shall be effective as of the date hereof and shall apply to any claim for indemnification by Indemnitee on or after such date.
18.    Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.
19.    Injunctive Relief. The parties hereto agree that Indemnitee may enforce this Agreement by seeking specific performance hereof, without any necessity of showing irreparable harm or posting a bond, which requirements are hereby waived, and that by seeking specific performance, Indemnitee shall not be precluded from seeking or obtaining any other relief to which he may be entitled.
IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

    PIPER JAFFRAY COMPANIES

By:___________________________________
     Name:
Title:

    INDEMNITEE

___________________________________
     Name: